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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 15, 2002

                             Brooks Automation, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-25434                                     04-3040660
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    (Commission File Number)               (I.R.S. Employer Identification No.)

15 Elizabeth Drive, Chelmsford, Massachusetts                01824
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  (Address of Principal Executive Offices)                 (Zip Code)

                                 (978) 262-2400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  ACQUISITION OF ASSETS

     On February 15, 2002, Brooks Automation, Inc. ("Brooks" or "the Company") acquired substantially all of the assets of Intelligent Automation Systems, Inc. and IAS Products, Inc. (collectively, "IAS"), privately held affiliated companies located in Cambridge, Massachusetts. IAS provides custom automation technology and products for the semiconductor, photonics and life sciences industries. In consideration, the Company paid IAS and its stockholders (the "Sellers") $8.0 million of cash and issued or reserved for issuance 209,573 shares of the Company's common stock (the "Brooks Shares"), valued at $9.9 million on the closing date, based on a ten-day trailing average closing price. 140,600 of the Brooks Shares have been reserved for issuance to the Sellers over a period of three years in accordance with the terms of the Asset Purchase Agreement, dated as of February 15, 2002 (the "Asset Purchase Agreement"), by and among Brooks, IAS, Steven J. Gordon, Ph.D. and Laurence Chin.

     The Brooks Shares were issued and will be issued pursuant to the exemptions from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). The Company has agreed to file a registration statement on Form S-3 within 90 days after the closing date covering the resale by the Sellers of 68,973 of the Brooks Shares.

     The terms of the acquisition of substantially all of the assets of IAS are more fully described in the Asset Purchase Agreement.

     The terms of the transaction and the consideration received by the parties were a result of arm's length negotiations between our representatives and representatives of the Sellers. Prior to the completion of the transaction, we had no material relationship with IAS.

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ITEM 7.  EXHIBITS

ITEM NO.  DESCRIPTION
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2.1       Asset Purchase Agreement dated February 15, 2002, by and among Brooks
          Automation, Inc., Intelligent Automation Systems, Inc., Intelligent Automation Systems, Inc. Trust, IAS Products, Inc., Steven J. Gordon, Ph.D. and Laurence Chin



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 28, 2002            BROOKS AUTOMATION, INC.

                                     By:  /s/ Ellen B. Richstone
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                                     Ellen B. Richstone
                                     Senior Vice President of Finance and
                                     Administration and Chief Financial Officer